Exhibit 10.1.2


                                  AMENDMENT TO
                    TXU LONG-TERM INCENTIVE COMPENSATION PLAN
                                AWARD AGREEMENTS


     THIS AMENDMENT TO TXU LONG-TERM INCENTIVE COMPENSATION PLAN AWARD AGREEMENTS (the "Amendment") is made and entered into effective as of the 31st day of December, 2004, by and between TXU CORP., a Texas corporation ("Company"), and __________, the undersigned Participant ("Participant").

     WHEREAS, the Company and Participant have previously entered into one or more Restricted Stock Award Agreements, as amended, and/or Performance Unit Award Agreements ("Award Agreements"), each of which provide for the award of performance units ("Performance Units"), distributable in cash, to Participant under the TXU Long-Term Incentive Compensation Plan ("Plan");

     WHEREAS, the Company and Participant now desire to amend each Award Agreement to provide for the distribution of the Awards in the form of shares of the Company's common stock, without par value, rather than in cash; and

     WHEREAS, the Company and Participant desire and agree that this Amendment shall be effective as of December 31, 2004.

     NOW THEREFORE, in consideration of the covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend each Award Agreement as follows:

     1. Payment of Award. Section 3(b) of each Award Agreement, relating to the payment of the Award, is hereby deleted in its entirety and replaced with the following new Section 3(b).

     "(b) The value of the Award, as valued in accordance with the provisions of the Section 3(a) above, shall be paid to Participant in the form of shares of the Company's common stock, without par value ("Stock"), having an aggregate value equal to the value of the Award based on the closing price of the Stock on the Valuation Date. Such distribution of Stock shall be made as soon as reasonably practicable following the Valuation Date."

     2. Continued Effectiveness of Award Agreement. Except as amended hereby, the Award Agreements shall remain in full force and effect in accordance with their terms.

     3. Definitions. Unless otherwise specified, each capitalized term used in this Amendment shall have the same meaning given to such term in the Award Agreements or the Plan, as applicable.


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                                                                  Exhibit 10.1.2


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                                         TXU CORP.
Address:
1601 Bryan Street
Dallas, TX 75201
Attn: Corporate Secretary                By:_________________________________


                                         PARTICIPANT


                                         ____________________________________


                                         Date Signed ________________________


                                         Address:

                                         ____________________________________

                                         ____________________________________

                                         ____________________________________


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